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                                                                   Exhibit 10(5)

                             Amendment No. 1 to the

                 AAH Holdings Corporation Stockholders Agreement

      This Amendment No. 1, dated as of May 24, 2004, amends the AAH Holdings Corporation Stockholders Agreement dated as of April 30, 2004 (the "Stockholders Agreement") by and among (i) AAH Holdings Corporation, a Delaware corporation (the "Company"), and (ii) the stockholders listed on the signature pages thereto (the "Stockholders"). Terms defined in the Stockholders Agreement and not otherwise defined herein are used herein as so defined.

      WHEREAS, on April 30, 2004 the Stockholders and the Company entered into the Stockholders Agreement for the purpose of regulating certain relationships of the Stockholders with regard to the Company and certain restrictions on the Common Stock and other equity securities owned by the Stockholders;

      WHEREAS, the parties desire to permit certain transfers among Stockholders of the Company within ninety (90) days of the date of the Stockholders Agreement; and

      WHEREAS, pursuant to Section 4.3 of the Stockholders Agreement, the Stockholders Agreement may be amended in certain respects by a majority of the Berkshire Stockholders, the WP Stockholders, the Management Stockholders and the Other Stockholders.

      NOW, THEREFORE, the Stockholders Agreement is hereby amended as follows:

      1. Definitions. In Section 1.2, the following language is added after clause (v) in the definition of "Permitted Transfer" and before the proviso in such definition:

            "and (vi) within ninety (90) days of the date of the Stockholders Agreement, a Transfer of Shares by any Stockholder to any of the Berkshire Stockholders and/or the WP Stockholders, with the consent of the Berkshire Stockholders and the WP Stockholders."

      2. Miscellaneous. Except to the extent specifically amended by this Amendment No. 1, the Stockholders Agreement as currently in effect shall remain unmodified, and the Stockholders Agreement, as amended hereby is confirmed as being in full force and effect. This Amendment shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. This Amendment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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      IN WITNESS WHEREOF, the undersigned, representing the Company and a majority of each of the Berkshire Stockholders, the WP Stockholders, the Management Stockholders and the Other Stockholders have caused this Amendment No. 1 to the Stockholders Agreement to be duly executed as of the day and year first above written.

                                       THE COMPANY:

                                       AAH HOLDINGS CORPORATION

                                       By: /s/ Robert J. Small
                                          ---------------------------------
                                       Name: Robert J. Small
                                       Title: President

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                                       BERKSHIRE STOCKHOLDERS:

                                       BERKSHIRE FUND V INVESTMENT CORP.

                                       By: /s/ Robert J. Small
                                           -------------------------------------
                                       Name:    Robert J. Small
                                       Title:   Vice President

                                       BERKSHIRE FUND VI INVESTMENT CORP.

                                       By: /s/ Robert J. Small
                                           -------------------------------------
                                       Name:    Robert J. Small
                                       Title:   Vice President

                                       BERKSHIRE INVESTORS LLC

                                       By: /s/ Robert J. Small
                                           -------------------------------------
                                       Name:    Robert J. Small
                                       Title:   Managing Director

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                                      WP STOCKHOLDERS:

                                      WESTON PRESIDIO CAPITAL IV, L.P.

                                      By: Weston Presidio Capital Management
                                          IV, LLC, its general partner

                                      By: /s/ Kevin M. Hayes
                                          -------------------------------------
                                      Name: Kevin M. Hayes
                                      Title: Member

                                      WPC ENTREPRENEUR FUND II, L.P.

                                      By: Weston Presidio Capital Management IV,
                                          LLC, its general partner

                                      By: /s/ Kevin M. Hayes
                                          -------------------------------------
                                      Name: Kevin M. Hayes
                                      Title: Member

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                                       OTHER STOCKHOLDERS:

                                       SPECIALTY INVESTMENT I, LLC

                                       By: /s/ Alan Goldstein
                                           -------------------------------------
                                       Name:  Alan Goldstein
                                       Title: CFO & Manager

                                       SQUAM LAKE INVESTORS VI, LP

                                       By: /s/ Bill Doherty
                                           -------------------------------------
                                       Name:  Bill Doherty
                                       Title: Vice President

                                       SUNAPEE SECURITIES, INC.

                                       By: /s/ Mary Welch
                                           -------------------------------------
                                       Name:  Mary Welch
                                       Title:  Assistant Treasurer

                                       WABAN INVESTORS II, LP

                                       By: /s/ Gordon A. Bean
                                           ------------------------------------
                                       Name:  Gordon A. Bean
                                       Title:  Assistant Clerk

                                       RGIP, LLC

                                       By: /s/ R. Bradford Malt
                                           ------------------------------------
                                       Name:  R. Bradford Malt
                                       Title:  Managing Member

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                                       MANAGEMENT STOCKHOLDERS:

                                       /s/ Gerald Rittenberg
                                       -----------------------------------------
                                       Gerald Rittenberg

                                       /s/ James Harrison
                                       -----------------------------------------
                                       James Harrison

                                       Paul Ansolabehere       Sheldon Babyatsky
                                       Fred Berg               Laura Bucci
                                       John Conlon             Michael Correale
                                       Kerry Cusato            Ken Danforth
                                       Margaret Davis          Barbara Devos
                                       Dawn Dodge              James Dotti
                                       Dorothy Dyer            Willard Finch
                                       James Flanagan          Rose Giagrande
                                       Marie Gransbury         Randy Harris
                                       Deborah Hatley          Sean Hersey
                                       Derek Itzla             Paula Kochon
                                       Katherine A. Kurtz      Scott Lametto
                                       Craig Leaf              William Mark
                                       Jackie Mather           Karen McKenzie
                                       Michael Mostrom         Cindi Olsen
                                       James Plutt             George Reichel
                                       Paul Rosenbaum          Maria Rubeo
                                       Christine Sacramone     David Sherman
                                       Mark Sifferlin          MaryLynn Slusher
                                       Diane D. Spaar          Keith Spaar
                                       Greg Stack              Eric Stollman
                                       Angela Stroh            Walter Thompson
                                       Scott Van Reeth         Patrick Venuti
                                       Deborah Warren          Craig Wiechman
                                       Robert Yedowitz

                                       /s/ James Harrison
                                       -----------------------------------------
                                       By: James Harrison, the attorney-in-fact
                                       for each of the Stockholders listed
                                       above, in his capacity as Management
                                       Proxy pursuant to Section 4.1 of the
                                       Stockholders Agreement.